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                                                                   EXHIBIT 10.15



                                                                  Mark R. Briggs


                         CUSTOMERONE HOLDING CORPORATION


                          PHANTOM STOCK UNIT AGREEMENT

         1. Participation. CustomerONE Holding Corporation, a Delaware corporation (the "Company"), hereby selects Mark R. Briggs (the "Participant") to participate in the Company's Deferred Compensation Plan (the "Plan"), subject to the terms and conditions of this Phantom Unit Agreement, dated as of October 1, 1998 (the "Agreement"), the "Deferral Election" attached as Exhibit A hereto, and the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

         2. Election to Defer Compensation. Upon Participant's execution of this Agreement and the Deferral Election, and the Committee's approval of the Deferral Election, the Participant shall commence participation in the Plan.

         3. Phantom Stock Units. All compensation deferred pursuant to a Deferral Election shall be credited to the Participant's Deferral Account and shall be deemed to be invested in Phantom Stock Units ("Units").

                  (a) Each Unit credited to Participant's Deferral account in accordance with the Plan shall be valued at $1.00 per Unit.

         4. Vesting of Units. Participant shall be fully vested in all amounts deferred under the Plan. Participant shall be fully vested in the Spread credited to Participant's deferral account; provided, however, that if Participant's employment is terminated for Cause or if Participant voluntarily terminates employment without Good Reason, as such terms are defined in Section 1 of the Plan, Participant shall forfeit ten percent (10%) of the Spread credited to Participant's deferral account.

                  (a) Spread. Spread means, with respect to a Participant as of any date, the excess, if any (to the extent not yet distributed from such Account by such date), of: (a) the Fair Market Value of a Unit on the date of determination over (b) the Fair Market Value of such Unit at the time such Unit is credited to the Participant's Deferral Account (unless another value is expressly set forth in Section 3(a) of this Agreement).

         5. Deferral Account Distributions. Except as set forth in paragraph (c) below, the vested portion of a Participant's deferral account shall not be distributed until a Distribution Event has occurred, as set forth in the Plan.

                  (a) Acceleration of Distributions. Notwithstanding any provision contained in the Plan or this Agreement to the contrary, the Committee may, in its sole discretion, accelerate the distribution in a lump sum of (i) any or all of the Deferral Accounts to the date of a Change in Control, (ii) any or all of a Participant's Deferral




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Account following the Participant's resignation without Good Reason or (iii) all of the Deferral Accounts upon the liquidation or dissolution of the Company.

                  (b) Form of Payment. In the event of a Distribution Event described in Section 7.1 of the Plan with respect to a Participant, the amount credited to a Participant's Deferral Account shall be paid in a lump sum unless the Participant has elected to receive payment of the Deferral Account in installments in a manner permitted by and subject to the approval of the Committee. Such lump sum payment or installment payments shall be made in cash, shares of common stock of the Company ("Common Stock") or any combination thereof, as determined in the sole discretion of the Company. For purposes of satisfying payment of a Participant's Deferral Account with Common Stock, (i) the Fair Market Value of such Common Stock and the Fair Market Value of the Units credited to such Deferral Account shall each be determined as of the payment date and (ii) the Company shall withhold from such distribution and pay to the appropriate tax authorities the amount of applicable federal and state income taxes that would be imposed on such distribution, as determined using the highest marginal rate. Any fractional Units credited to a Participant's Deferral Account shall be paid in cash.

                  (c) Hardship Distributions. Upon a written request of a Participant and the Participant's demonstration to the Committee that a Hardship (as defined in Section 7.4 of the Plan) exists, the Committee may permit the distribution of all or any portion of the Participant's Deferral Account prior to the date such amount otherwise would be distributed. The receipt of a Hardship distribution by any Participant shall result in the suspension of the Participant's deferral election under the Plan for a period of one year following the date of the distribution.

                  (d) Discharge for Cause; Termination without Good Reason. If the Participant is discharged by the Company for Cause or if the Participant terminates employment with the Company without Good Reason (as each such term is defined in Section 1 of the Plan), the Participant shall forfeit ten percent (10%) of the Spread credited to Participant's account.

         6. Delivery of Common Stock; Compliance With Securities Laws, Etc. In accordance with the terms of the Plan, pursuant to Participant's written request for, and the Committee's approval, in its sole discretion, of, distribution of all or a portion of his or her Deferral Account in the form of Common Stock, the Company shall make delivery of such Common Stock to the Participant, provided that if any law or regulation requires the Company to take any action with respect to such Common Stock before the issuance thereof, then the date of delivery of such Common Stock shall be extended for the period necessary to complete such action.

                  (a) Listing, Qualification, Etc. Requests for distribution of all or a portion of Participant's Deferral Account in the form of Common Stock shall be subject to the approval of the Committee and the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the Common Stock upon any securities exchange or under any state, federal or foreign law, or the



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consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance of Common Stock hereunder, such distribution may not be made, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

         7. Nontransferability of Units. The Units credited to a Participant's account shall not be transferable otherwise than by will or the laws of descent and distribution.

         8. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Participant.

         9. Rights as a Stockholder. Unless and until stock certificates evidencing the Common Stock which may be received pursuant to the Units have been issued (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Common Stock. The Company shall issue (or cause to be issued) such stock certificates in accordance with the terms of the Plan. No adjustment will be made for a dividend or other right for which the record date is prior to the date of the stock certificate is issued, except as provided in the Plan.

         10. Adjustment Event. In the event there is any change in the Common Stock, through merger, consolidation, reorganization, recapitalization (other than pursuant to bankruptcy proceedings), stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure (each an "Adjustment Event"), the number of Units subject to the Plan shall be adjusted by the Committee in its sole judgment so as to give appropriate effect to such Adjustment Event. Any fractional units resulting from such adjustment may be eliminated. Each successive Adjustment Event shall result in the consideration by the Committee of whether any adjustment to the number of Units subject to the Plan is necessary in the Committee's judgment. Issuance of Common Stock or securities convertible into Common Stock for value will not be deemed to be an Adjustment Event unless otherwise expressly determined by the Committee.

         11. Withholding Taxes. By participation in the Plan, any individual who is an employee of the Company or any Related Entity shall be deemed to (a) agree to reimburse the Company or any Related Entity by which the Participant is employed for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted by such entity in respect of the payment of any amounts under the Plan, (b) authorize the Company or any Related Entity by which the Participant is employed to withhold from any cash compensation paid to the Participant or on the Participant's behalf, an amount sufficient to discharge such taxes and which otherwise has not been



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reimbursed by the Participant in respect of the payment of any amounts hereunder, or (c) authorize the Company or any Related Entity to, in its discretion, effect any required withholding by retaining Common Stock issuable to the Participant, having a Fair Market Value on the date of issuance which is equal to the amount to be withheld.

         12. Investment Representations. The Participant represents, warrants and covenants that:

                           (i) Any Common Stock received upon distribution of Participant's Deferral Account shall be acquired for the Participant's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act; and

                           (ii) If any Common Stock shall be registered under the Securities Act, no public offering (otherwise than on a national securities exchange, as defined in the Exchange Act) of any Common Stock acquired hereunder shall be made by the Participant (or any other person) under such circumstances that Participant (or such person) may be deemed an underwriter, as defined in the Securities Act; and

                           (iii) The Participant agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Common Stock acquired hereunder such legends referring to the foregoing restrictions, and any other applicable restrictions, as it may deem appropriate.

         13. Miscellaneous.

                  (a) Amendment or Termination of Plan. The Committee may amend, suspend or terminate the Plan at any time with or without prior notice; provided, however, that no such action shall materially impair any rights or benefits (other than the right to effect Compensation deferrals under a previous election) which theretofore accrued under the Plan without the consent of affected Participants. If the Committee determines to accelerate distribution in a lump sum pursuant to Section 7.2(i) of the Plan, each deferral election of a Participant receiving payment as a result thereof shall be deemed to be terminated on the date of the Change in Control.

                  (b) Amendment or Termination of Agreements. The Committee may amend or modify any Agreement at any time, provided, however, that no such action shall materially impair any rights or benefits (other than the right to effect Compensation deferrals under a previous election) which theretofore accrued under the Plan without the consent of affected Participants, and may amend or modify any Agreement at any time by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein.



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                  (c) All notices under this Agreement shall be mailed or
delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.





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                  (d) This Agreement shall be governed by and construed in
accordance with the laws of the State of New York, without regard to conflicts of laws principals.

                                        Submitted by:


                                        /s/ MARK R. BRIGGS
                                        ----------------------------------------
                                        Mark R. Briggs


                                        Address:



                                        Accepted by:


                                        CUSTOMERONE HOLDING CORPORATION


                                        By: /s/ MARK BRIGGS
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


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                                                                  Mark R. Briggs


                                    EXHIBIT A

                         CUSTOMERONE HOLDING CORPORATION

                           DEFERRED COMPENSATION PLAN
                                DEFERRAL ELECTION

CustomerONE Holding Corporation (the "Company")
Attention:  Treasurer

         Deferral Election. Effective as of the date of this election the undersigned ("Participant") hereby elects to defer $16,666.66 of Participant's November 1998 salary compensation and $8,333.33 of Participant's salary compensation for each of the following twenty-two (22) months, beginning with December 1998 and ending with September 2000, pursuant to the Company's Deferred Compensation Plan (the "Plan") and the Phantom Stock Unit Agreement dated as of October 1, 1998, (the "Phantom Unit Agreement").

         1. Timing of Deferral. The deferral of compensation hereunder shall be made effective as of October 1, 1998.

         2. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan, the Phantom Unit Agreement, and this Deferral Agreement and agrees to abide by and be bound by the terms and conditions of such documents.

         3. Compliance with Securities Laws. Notwithstanding any other provision of the Phantom Unit Agreement or the Plan to the contrary, the exercise of any rights under the Plan is expressly conditioned upon compliance with the Securities Act of 1933, as amended, all applicable state securities laws and all applicable requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or traded. Participant agrees to cooperate with the Company to ensure compliance with such laws.

         4. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's participation in the Plan. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with participating in and receiving benefits under the Plan and that Participant is not relying on the Company for any tax advice.

         5. Definitions; Interpretation. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Plan and the Phantom Unit Agreement. Any dispute regarding the interpretation of this Deferral Election shall be submitted by Participant or by the Company forthwith to the Company's Board of Directors or the Committee thereof that administers the Plan, which shall review




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such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Purchaser.

         6. No Employment or Service Contract. Nothing in this Deferral Election, the Plan or in the Phantom Unit Agreement shall confer upon Participant any right to continue in service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's service at any time for any reason, with or without cause.

         7. Governing Law; Severability. This Deferral Election shall be governed by an construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. Should any provision of this Deferral Election be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Deferral Election.

         9. Entire Agreement. The Plan and Phantom Unit Agreement are incorporated herein by reference. This Deferral Election, the Plan and the Phantom Unit Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

         10. Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Common Stock pursuant to the provisions of the Plan, the Phantom Unit Agreement or applicable law.



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                                                                  Mark R. Briggs



         11. Counterparts. This Deferral Election may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                        Submitted by:

                                        /s/ MARK R. BRIGGS
                                        ----------------------------------------
                                        Mark R. Briggs


                                        Address:


                                        Accepted by:

                                        CUSTOMERONE HOLDING CORPORATION


                                        By: /s/ MARK BRIGGS
                                           -------------------------------------

                                        Title:
                                              ----------------------------------